UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2003
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NB CAPITAL CORPORATION

Maryland	001-14103	52-2063921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 West 55th Street New York, New York Canada 10019

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (212) 632-8580

Item 7.         Exhibits

Exhibit Number	Description
10.32	Mortgage Loan Assignment Agreement (Series 1 Loan) dated as of December 16, 2002 among NB Finance, Ltd., NB Capital Corporation and National Bank of Canada
10.33	Mortgage Loan Assignment Agreement (Series 2 Loan) dated as of December 16, 2002 among NB Finance, Ltd., NB Capital Corporation and National Bank of Canada
10.34	Promissory Note representing $26,428,546.27 executed by NB Finance, Ltd. in favor of NB Capital Corporation, dated as of December 16, 2002
10.35	Promissory Note representing $25,625,622.62 executed by NB Finance, Ltd. in favor of NB Capital Corporation, dated as of December 16, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NB CAPITAL CORPORATION

Date June 3, 2003	/s/ Donna Goral Donna Goral Director

EXHIBIT INDEX

Exhibit Number	Description
10.32	Mortgage Loan Assignment Agreement (Series 1 Loan) dated as of December 16, 2002 among NB Finance, Ltd., NB Capital Corporation and National Bank of Canada
10.33	Mortgage Loan Assignment Agreement (Series 2 Loan) dated as of December 16, 2002 among NB Finance, Ltd., NB Capital Corporation and National Bank of Canada
10.34	Promissory Note representing $26,428,546.27 executed by NB Finance, Ltd. in favor of NB Capital Corporation, dated as of December 16, 2002
10.35	Promissory Note representing $25,625,622.62 executed by NB Finance, Ltd. in favor of NB Capital Corporation, dated as of December 16, 2002